Exhibit 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our report dated February 18, 2005, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, included in Pre-effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-125817) and related Prospectus of the Transamerica Life Insurance Company Separate Account VA X.

/s/ Ernst & Young LLP

Des Moines, Iowa

August 29, 2005